Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2016
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
NOTE 3 - CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:

	June 30, 2016	December 31 2015
Cash on hand and at banks	$25,304	$26,332
Short-term deposits and highly liquid funds	23	418
Total cash and cash equivalents	$25,327	$26,750

Short-term deposits and highly liquid funds relate to amounts held in banks for general financing purposes. As of June 30, 2016, Navios Partners held money market funds of $23 with duration of less than three months. As of December 31, 2015, Navios Partners held money market funds of $418 with duration of less than three months.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Partners does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Partners also reduces exposure to credit risk by dealing with a diversified group of major financial institutions.
Restricted cash, at each of June 30, 2016 and December 31, 2015, included $1,572 and $7,789, respectively, which related to amounts held in retention accounts as required by certain of Navios Partners' credit facilities.